OPPENHEIMER AMT-FREE MUNICIPALS

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Prospectus Supplement dated March 17, 2009

This supplement amends the prospectus of each of the above referenced funds (each a “Fund”) as follows and is in addition to any other supplement(s).

   In the section titled “How to Buy, Sell and Exchange Shares – How to Sell Shares,” the following is added after the sub-section titled “Options for Receiving Redemption Proceeds:”

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

•	Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.

•	Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.

•	Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.

•	If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.

•	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

•	Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.

•	Checkwriting privileges are not available for shares that are held in a retirement account.

March 17, 2009                                                                PS000.048